Exhibit 99.1

NextTrip Secures $4.6 Million Strategic Growth Capital to Accelerate Expansion and Strengthen Capital Structure

Flexible Financing Provides Growth Capital While Allowing Company to Repay Principal and Interest Entirely in Cash Without Requiring Share Issuances

Santa Fe, NM – July 22, 2026 – NextTrip, Inc. (NASDAQ: NTRP) (“NextTrip,” “the Company,” “we,” “our,” or “us”), a technology-forward travel and media company defining the intersection of travel, media and the creator economy, today announced that it has entered into a definitive financing agreement with Lind Global Fund III, LP, managed by The Lind Partners (together, “Lind”) providing the Company with an 18-month senior secured convertible note for up to $4.6 million. Additional information regarding the financing, including the complete terms and conditions of the transaction, is available in the Company’s Current Report on Form 8-K filed concurrently with this announcement.

The financing provides NextTrip with strategic growth capital at what management believes is a pivotal point in the Company’s evolution, while also providing significant flexibility through a structure that allows the Company to repay both principal and interest entirely in cash, thereby avoiding conversions should management determine that to be in the best interests of shareholders. Combined with the continued financial support of the Company’s Board, management team and core founding investors, management believes this financing provides the necessary capital to execute the upcoming launch of strategic initiatives including the NextTrip travel agent, groups and community platforms all key in positioning the business to scale toward cash flow break-even.

The note includes a fixed conversion price of $3.88 per share, representing a substantial premium to the Company’s current market price.

The Company expects to utilize the proceeds to:

● Accelerate commercialization of its expanding media, advertising and creator commerce platforms;
● Continue rollout of NextTrip Pro, the Company’s next-generation travel advisor platform;
● Support growth initiatives across JOURNY TV, YADA Commerce, cruise, luxury and group travel businesses;
● Increase working capital to support expanding operations; and
● Repay and eliminate certain existing convertible obligations held by other investors through negotiated cash repayments, reducing future potential share issuances and simplifying the Company’s capital structure.

Complete terms of the financing will be disclosed in a Current Report on Form 8-K to be filed with the U.S. Securities and Exchange Commission.

“We believe this financing represents an important milestone for NextTrip and reflects growing institutional confidence in our long-term strategy,” said Bill Kerby, Co-Founder and Chief Executive Officer of NextTrip. “Unlike many traditional convertible financings, this structure provides the Company with significant flexibility. The conversion price is substantially above today’s market price, while giving us the ability to repay the financing entirely in cash without requiring conversions. Just as importantly, this capital allows us to retire other outstanding convertible obligations over the coming months through cash repayments rather than equity issuances, strengthening our balance sheet while minimizing shareholder dilution. Together with the continued support of our founding investors, we believe this financing provides the capital required to execute our strategic plan and positions the Company to scale toward positive operating cash flow without anticipating additional structured financing transactions in the near term.”

Kerby continued: “We believe NextTrip is entering one of the most exciting periods in its history. Over the past eighteen months we have assembled a highly differentiated platform combining premium travel media, proprietary booking technology, luxury travel, creator commerce, AI-powered engagement, group travel and advertising into an integrated content-to-commerce ecosystem. As we highlighted in our recently reported first quarter results, many of these investments are now beginning to gain traction. This financing provides the resources necessary to accelerate that momentum while maintaining the financial flexibility to execute our long-term strategy.

“Our Board of Directors, management team and founding investors have invested more than $20 million of their own capital to acquire strategic businesses, develop our proprietary technology platform and build what we believe is a differentiated media-driven travel commerce company. As the Company’s largest shareholders, our interests remain directly aligned with those of all shareholders. We continue to carefully evaluate financing alternatives that support long-term value creation while seeking to minimize dilution, strengthen our balance sheet and provide the capital necessary to execute and scale our business. Based on our current operating plan, this financing, together with continued insider support if needed, provides what we believe is the capital required to reach the next stage of our growth strategy, allowing management to remain focused on execution rather than pursuing additional structured capital raises in the near term. We believe this financing reflects that disciplined approach and positions NextTrip to capitalize on the significant opportunities ahead.”

Management believes Fiscal 2027 represents a transformational period for the Company as multiple strategic initiatives begin contributing to revenue growth and margin expansion, including:

● Continued expansion of higher-margin advertising and sponsorship revenues;
● Integration of YADA Commerce’s creator economy platform;
● Launch of the Company’s NextTrip Pro travel advisor platform;
● Expansion of JOURNY TV through the integration of GoUSA TV and international distribution initiatives;
● Continued growth in cruise, luxury, destination wedding and group travel bookings; and
● Further development of proprietary AI-powered travel technologies and commerce solutions.

The Company believes these initiatives position NextTrip to generate an increasing percentage of revenue from scalable, higher-margin media, advertising, technology and creator commerce businesses while continuing to grow its core travel operations.

About The Lind Partners

The Lind Partners manages institutional funds that invest in small-cap and mid-cap companies publicly traded in the US, Canada, Australia and the UK. Lind’s multi-strategy funds make direct investments up to US$50 million, invest in syndicated equity placements and selectively buy on market. Having completed more than 200 direct investments totaling over US$2 billion in transaction value, Lind has been a flexible and supportive capital partner to investee companies since 2011.

About NextTrip

NextTrip, Inc. (NASDAQ: NTRP) is a technology-forward travel and media company defining the intersection of media, travel, and the creator economy. Through its owned media platforms, including JOURNY TV and TravelMagazine.com, its recently acquired controlling interest in YADA Commerce Inc., a licensed TikTok Partner Agency specializing in creator recruitment, audience development, affiliate commerce, livestream commerce, and creator monetization, and NextTrip’s proprietary travel technology stack, NextTrip delivers an integrated content-to-commerce ecosystem that connects travel discovery directly to transaction and fulfillment.

The Company operates a portfolio of travel brands and platforms, including Five Star Alliance, a global luxury hotel and resort booking platform; NXT2.0, its proprietary booking and payments engine; and NextTrip Groups (formerly TA Pipeline), a purpose-built group travel and meetings booking platform serving travel advisors, suppliers, and destination partners. Together, these assets enable frictionless booking across luxury FIT (Flexible Independent Travel), group travel, destination weddings, conferences, live events, and concierge-managed experiences, supported by flexible payment options such as PayDlay.

By combining premium video storytelling, creator-led social commerce, and integrated booking technology, NextTrip enables consumers to move seamlessly from inspiration to booking, while providing creators, destinations, brands, and travel partners with measurable audience engagement, demand generation, and conversion opportunities.

For more information, visit www.nexttrip.com and investors.nexttrip.com.

Forward-Looking Statement Disclaimer

This announcement contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. For example, statements regarding the Company’s financial position, business strategy and other plans and objectives for future operations, and assumptions and predictions about future activities are all forward-looking statements. These statements are generally accompanied by words such as “intend,” “anticipate,” “believe,” “estimate,” “potential(ly),” “continue,” “forecast,” “predict,” “plan,” “may,” “will,” “could,” “would,” “should,” “expect” or the negative of such terms or other comparable terminology.

The Company believes that the assumptions and expectations reflected in such forward-looking statements are reasonable, based on information available to it on the date hereof, but the Company cannot provide assurances that these assumptions and expectations will prove to have been correct or that the Company will take any action that the Company may presently be planning. However, these forward-looking statements are inherently subject to known and unknown risks and uncertainties. Actual results or experience may differ materially from those expected or anticipated in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, regulatory policies, available cash resources, competition from other similar businesses, and market and general economic factors.

Readers are urged to read the risk factors set forth in the Company’s filings with the United States Securities and Exchange Commission at www.sec.gov. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contacts

NextTrip, Inc

Richard Marshall

Director of Corporate Development

Richard.Marshall@nextTrip.com